1998-C2
Daiwa Finance Corp.

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and Daiwa Finance Corp., a New York corporation (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans), under a Pooling and Servicing Agreement, to be dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, First Union National Bank, as master servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to (i) 100% of the outstanding principal balance of the Mortgage Loans as of the Cut-Off Date plus (ii) interest accrued on the Mortgage Loans at the related Mortgage Rate up to but excluding the Closing Date. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on March 27, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, without recourse, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-Off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. All scheduled payments of interest and principal due before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of interest and principal collected before the Cut-Off Date, shall belong to, and be promptly remitted to the Mortgage Loan Seller. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to each of the Trustee, the Master Servicer and the Special Servicer all documents, instruments and agreements required to be delivered by the Company to the Trustee, the Master Servicer and the Special Servicer under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 and such other documents, instruments and agreements as the Company or the Trustee, the Master Servicer and the Special Servicer shall reasonably request. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

     2. Representations and Warranties. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

     (i) The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with the necessary corporate power and authority to own its assets and conduct its business as now being conducted, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the necessary corporate power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

     (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming the due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the


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     enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

     (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1) will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; and (2) does not require the consent of any third party or such consent has been obtained.

     (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into, or which would be likely to impair materially and adversely the ability of the Mortgage Loan Seller to carry out the transactions contemplated by, this Agreement;

     (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the condition (financial or other) or operations


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


     of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

     (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

     (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent to hinder, delay or defraud any of the creditors of the Mortgage Loan Seller.

     (b) The Mortgage Loan Seller hereby makes the representations and warranties contained Schedule I, Schedule II and Schedule III with respect to each Mortgage Loan as of the date specified therein or, if no such date is specified, as of the Closing Date.

     3. Notice of Breach; Cure and Repurchase.

     (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later than 90 days from the Mortgage Loan Seller's receipt of notice of such Breach or


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

Document Defect (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (a "Qualified Mortgage"), not later than 90 days of any party to this Agreement or to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below); provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being treated as a Qualified Mortgage, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Mortgage Loan Seller shall (A) with respect to any Breach, have an additional 90-day period to complete such cure (or failing such cure, to complete such repurchase) and (B) with respect to any Document Defect, have additional 90-day periods up to but not exceeding the second anniversary of the Closing Date to complete such cure (or failing such cure, to complete such repurchase); provided, further, that with respect to each additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period or additional 90-day period, as applicable, and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within such additional 90-day period. If the affected Mortgage Loan is to be repurchased, Mortgage Loan Seller shall remit the Repurchase Price in immediately available funds to the Trustee. The delivery of a binding commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.


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     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b)
above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee, the Certificateholders, or the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

     (e) Subject to the terms of this Agreement, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

     (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the


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


     Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

     (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;


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


     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company; and

     (vii) Under GAAP and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

     5. Company's Conditions to Closing.

     The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

     (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

     (ii) the final Mortgage Loan Schedule;

     (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

     (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto; and

     (v) such other documents, certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Indemnification and Contribution.

     (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriter, their respective officers and directors, and each person, if any, who controls the Company or the Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A) the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" and on Annex A to the Prospectus Supplement, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, in the case of (i) and (ii), only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) is contained in the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" or on Annex A to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 2 (such representations and warranties, together with the information described in the preceding clauses I and II, the "Mortgage Loan Seller Information"); provided that the indemnification provided by this Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Master Tape and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the mortgage loans conveyed to the Trust Fund by Merrill Lynch Mortgage Capital Inc. and Daiwa Real Estate Finance Corp. (the "Other Mortgage Loans"). This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-38073 filed by the Company on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated February 25, 1998, as supplemented by the prospectus supplement dated March 24, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated March 27, 1998, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder,

Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the Other Mortgage Loans and the Mortgage Loans covered by the Independent Accountants' Report on Applying Agreed-Upon Procedures dated March 24, 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Company).

     (b) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the


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


indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Company representing the indemnified parties under subsection (a) of this
Section 6 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 6 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 6, then the Mortgage Loan Seller and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Company on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at World Financial Center, New York, New York 10281, attention: Bruce L. Ackerman fax number: (212)


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

449-7684, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at Financial Square, 32 Old Slip, New York, New York 10005-3538, attention: Samuel Kirschner, fax number: (212) 612-6976, with a copy to the attention of the General Counsel, fax number: (212) 612-7155.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive the transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan; provided that the representations, warranties and agreements shall terminate upon the termination of the Pooling and Servicing Agreement.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     13. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                    DAIWA FINANCE CORP.


                                    By: /s/ HIROKI NOMURA
                                        ----------------------------------------
                                        Name:  Hiroki Nomura
                                        Title: Authorized Signatory



                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By: /s/ BRUCE ACKERMAN
                                        ----------------------------------------
                                        Name:  Bruce Ackerman
                                        Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                                                           Daiwa Finance

CONTROL
 NUMBER     PROPERTY NAME                            ADDRESS                                  CITY                  STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  300       Spring Branch Estates Apartments         7901 Ameilia Road                        Houston                 TX     77055
  301       Holiday Inn Cortland                     2 River Street                           Cortland                NY     13045
  302       Stoney Fields Estates                    1059 Ocean Heights Avenue                Egg Harbor Township     NJ     08234
  303       Waters Edge Apartments                   394 Ocean Avenue                         Revere                  MA     02151
  304       Northgate Distribution Center            1000 - 1200 Williams Drive               Marietta                GA     30066
  305       Ebbets Field Apartments                  1672-1726 Bedford Avenue                 Brooklyn                NY     11225
  306       The Grand Hotel                          1045 Beach Drive                         Cape May                NJ     08204
  307       Windrush Apartments                      4322 Kostoryz Road                       Corpus Christi          TX     78415
  308       Woodbury Place Apartments                802 Barry Street                         Corpus Christi          TX     78411
  309       Promenade Shopping Center -
              Palm Beach Gardens                     9810 - 9930 North Alternate A-1A         Palm Beach Gardens      FL     33408
  310       Ramada Inn Foothills                     6944 East Tanque Verde Road              Tucson                  AZ     85715
  311       Days Inn Coliseum                        2420 West Thomas Road                    Phoenix                 AZ     85015
  312       Ramada Inn - Bordentown                  1083 Route 206                           Bordentown              NJ     08505
  313       Comfort Inn - Maingate                   7571 W. Irlo Bronson Memorial Highway    Kissimmee               FL     34747
  315       Southwood Square Shopping Center         2826-2850 South Main                     High Point              NC     27263
  316       Rockledge Apartments                     2505 Verde Drive                         Colorado Springs        CO     80910
  317       Carmel Apartments                        2010 Carmel Drive                        Colorado Springs        CO     80910
  318       Napa Town Center                         1290 Napa Town Center                    Napa                    CA     95449
  319       Days Inn Busch Gardens                   2901 E. Busch Blvd                       Tampa                   FL     33612
  320       Mill Village                             365 Boston Post Road (Route 20)          Sudbury                 MA     01776
  321       Cedar Professional Building              204 Worcester Road                       Wellesley               MA     02181
  322       South Water Street                       5 South Water Street                     Nantucket               MA     02554
  323       Wellesley Marketplace                    239-251 Washington Street                Wellesley               MA     02181
  328       The Majestic Hotel                       1500 Sutter Street                       San Francisco           CA     94109
  330       Days Inn - Fort Lauderdale               1595 West Oakland Park Blvd.             Fort Lauderdale         FL     33311
  331       Timmons Place & Timmons Square           3637 & 3701 West Alabama                 Houston                 TX     77027
  332       Shops at Fairlane Meadows                15901 - 16301 Ford Road                  Dearborn                MI     48126
  333       Palm Glen Shopping Center                3501-3627 West Glendale Avenue           Phoenix                 AZ     85051
  334       Fairway Shopping Center                  5859 West Indian School Road             Phoenix                 AZ     85031
  335       University Park Plaza                    3350 South University Drive              Davie                   FL     33328
  336       Timbers North Apartments                 2201 North 14th Street                   Ponca City              OK     74602
  337       Corporate Center at Beaumeade            44633 & 44645 Guilford Drive,
                                                       21641 Beaumede Circle                  Ashburn                 VA     22011
  338       The Village Mall Shopping Center         4907 West 10th Street                    Great Bend              KS     67530
  340       First Hill Medical Building              515 & 525 Minor Avenue                   Seattle                 WA     98104
  341       Promenade Shopping Center -
              Highlands Ranch, Colorado              2660 - 2690 East County Line Road        Highlands Ranch         CO     80126
  535       Atrium Apartments                        3401 Northwest 3rd Avenue                Pompano Beach           FL     33064
  536       Fort Williams Square Shopping Center     1351-1389 Fort Williams Street           Sylacuaga               AL     35150
  342       Plaza Terrace Apartments                 1307 thru 1701 Plaza, 35th,
                                                       and Murdock Road                       Charlotte               NC     28205
  343       136 West 71st Street                     136 West 71st Street                     New York                NY     10023
  344       Pines Apartments                         2125 Stardust Court                      Alamogordo              NM     88310
  345       Golden Arms Apartments                   1400 Utah Street                         Golden                  CO     80401
  346       Le Chateau Apartments                    3144 Chateau Boulevard                   East Point              GA     30344
  347       Pacific Cove Apartments                  3619 East Monterosa Street               Phoenix                 AZ     85018
  348       Albany Avenue                            601 Albany Avenue                        Brooklyn                NY     11203
  349       Broadway Inn Apartments                  8477 East Broadway Boulevard             Tucson                  AZ     85710
  350       Shawnee Garden Apartments                6013 King Street                         Shawnee                 KS     66203


                                                         REMAINING
CONTROL         CUT-OFF DATE     MONTHLY       GROSS    ------------     MATURITY/ARD    GROUND       BALLOON/ARD/
 NUMBER            BALANCE       PAYMENT       RATE     TERM   AMORT         DATE        LEASE      FULLY AMORTIZING
---------------------------------------------------------------------------------------------------------------------
  300           2,048,228.94     16,900.70     8.710      75    292       06/05/2004       No            Balloon
  301           2,646,054.15     24,261.00     9.740     111    267       06/01/2007       No            Balloon
  302           1,599,659.70     13,610.43     9.090     112    292       07/01/2007       No            Balloon
  303           4,664,962.19     37,277.27     8.320     112    292       07/01/2007       No            Balloon
  304           4,678,099.18     38,947.22     8.820     112    292       07/01/2007       No            Balloon
  305          17,638,089.49    144,245.97     8.610     113    293       08/01/2007       No            Balloon
  306           8,440,020.39     75,997.49     9.345     114    258       09/01/2007       No            Balloon
  307           3,719,057.45     26,218.04     7.540     114    354       09/01/2007       No            Balloon
  308           7,438,114.91     52,436.08     7.540     114    354       09/01/2007       No            Balloon
  309          15,240,668.96    112,052.73     7.980     114    354       09/01/2007       No            Balloon
  310           3,777,705.12     31,692.04     8.620     115    271       10/01/2007       No            Balloon
  311           4,672,424.76     39,198.05     8.620     115    271       10/01/2007       No            Balloon
  312           3,594,409.38     29,934.45     8.530     115    271       10/01/2007       No            Balloon
  313           7,158,865.85     60,907.05     8.800     115    271       10/01/2007       No            Balloon
  315           3,579,158.32     28,697.64     8.380     114    294       09/01/2007       No            Balloon
  316           5,882,520.95     41,455.85     7.550     116    356       11/01/2007       No            Balloon
  317           1,495,556.19     10,539.62     7.550     116    356       11/01/2007       No            Balloon
  318           6,470,703.66     48,564.17     7.625     116    296       11/01/2007       No            Balloon
  319           3,930,804.82     32,267.27     8.360     116    272       11/01/2007       No            Balloon
  320           2,688,338.01     20,642.67     7.890     116    296       11/01/2007       No            Balloon
  321           1,458,569.55     11,104.07     7.790     116    296       11/01/2007       No            Balloon
  322           2,588,587.61     19,706.88     7.790     116    296       11/01/2007       No            Balloon
  323           1,792,099.13     13,643.22     7.790     116    296       11/01/2007       No            Balloon
  328           5,684,840.47     46,376.33     8.310      82    274       01/01/2005       No            Balloon
  330           2,736,636.29     22,464.55     8.360     116    272       11/01/2007       No            Balloon
  331           3,188,784.11     26,309.85     7.770     238    238       01/01/2018       No       Fully Amortizing
  332          12,769,942.59     96,184.22     8.180     107    348       02/01/2007       No            Balloon
  333           9,483,916.12     66,490.44     7.510     118    358       01/01/2008       No            Balloon
  334             947,804.01      7,370.05     8.060     118    298       01/01/2008       No            Balloon
  335           9,985,952.20     71,917.84     7.790     118    358       01/01/2008       No            Balloon
  336             548,739.73      4,290.63     8.125     118    298       01/01/2008       No            Balloon
  337           6,982,306.22     51,274.92     7.400     118    298       01/01/2008       No            Balloon
  338           2,145,621.25     15,926.95     7.800     118    322       01/01/2008       No            Balloon
  340          15,838,528.23    112,185.31     7.625     119    359       02/01/2008       No            Balloon
  341           7,687,935.32     56,502.24     7.420     119    299       02/01/2008       No            Balloon
  535             788,570.03      5,412.58     7.300     119    359       02/01/2008       No            Balloon
  536           2,246,537.26     16,832.74     7.640     119    299       02/01/2008       No            Balloon
  342           1,154,417.30     10,066.75     8.500     237    237       12/01/2017       No       Fully Amortizing
  343             562,612.58      4,519.26     8.875      69    344       12/01/2003       No            Balloon
  344           1,039,650.36      8,624.51     9.125      88    328       07/01/2005       No            Balloon
  345           1,332,586.74     10,820.77     8.875      88    328       07/01/2005       No            Balloon
  346             464,136.63      4,369.34     8.875     209    209       08/01/2015       No       Fully Amortizing
  347             510,017.23      4,230.89     9.125      88    328       07/01/2005       No            Balloon
  348           1,398,810.19     13,822.54     9.625     209    209       08/01/2015       No       Fully Amortizing
  349             573,070.82      5,154.81     9.500      89    269       08/01/2005       No            Balloon
  350             587,890.70      5,085.53     9.000      54    270       09/01/2002       No            Balloon



CONTROL        SERVICING            MORTGAGE                                                             INTEREST            CROSS
 NUMBER        FEES (1)            LOAN SELLER         SUBSERVICER                     DEFEASANCE         ACCRUAL          DEFAULTED
------------------------------------------------------------------------------------------------------------------------------------
  300            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  301            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  302            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  303            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  304            0.160         Daiwa Finance Corp.     Collateral Mortgage                Yes           Actual/360
  305            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  306            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  307            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  308            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  309            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  310            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  311            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  312            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  313            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  315            0.160         Daiwa Finance Corp.     Collateral Mortgage                              Actual/360
  316            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  317            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  318            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  319            0.095         Daiwa Finance Corp.     First Union                                        30/360
  320            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  321            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  322            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  323            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  328            0.160         Daiwa Finance Corp.     Collateral Mortgage                Yes           Actual/360
  330            0.095         Daiwa Finance Corp.     First Union                                        30/360
  331            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  332            0.160         Daiwa Finance Corp.     Continental Wingate                                30/360
  333            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  334            0.160         Daiwa Finance Corp.     Continental Wingate                Yes           Actual/360
  335            0.095         Daiwa Finance Corp.     First Union                                        30/360
  336            0.095         Daiwa Finance Corp.     First Union                                      Actual/360
  337            0.160         Daiwa Finance Corp.     Collateral Mortgage                Yes           Actual/360
  338            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  340            0.095         Daiwa Finance Corp.     First Union                        Yes             30/360
  341            0.160         Daiwa Finance Corp.     Collateral Mortgage                Yes           Actual/360
  535            0.095         Daiwa Finance Corp.     First Union                                      Actual/360
  536            0.095         Daiwa Finance Corp.     First Union                        Yes           Actual/360
  342            0.285         Daiwa Finance Corp.     Continental Wingate                              Actual/360
  343            0.095         Daiwa Finance Corp.     First Union                                        30/360
  344            0.095         Daiwa Finance Corp.     First Union                                        30/360
  345            0.095         Daiwa Finance Corp.     First Union                                        30/360
  346            0.095         Daiwa Finance Corp.     First Union                                        30/360
  347            0.095         Daiwa Finance Corp.     First Union                                        30/360
  348            0.095         Daiwa Finance Corp.     First Union                                        30/360
  349            0.095         Daiwa Finance Corp.     First Union                                        30/360
  350            0.095         Daiwa Finance Corp.     First Union                                        30/360


                                                           Daiwa Finance

CONTROL
 NUMBER  PROPERTY NAME                       ADDRESS                                        CITY                STATE    ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  351    Tierra Alegre Apartments            3355 East Fort Lowell Road                     Tucson                AZ       85716
  352    2240 University Avenue              2240 University Avenue                         Bronx                 NY       10453
  353    The Tropicaire Apartments           890 NW 45th Avenue                             Miami                 FL       33126
  354    Woodland View Apartments            1195 Woodland Avenue                           Atlanta               GA       30329
  355    Coronado Heights                    3066 North Balboa Avenue                       Tucson                AZ       85705
  356    Sheridan Apartments                 78 Sheridan Drive                              Atlanta               GA       30305
  357    Vista Verde Apartments              3620 Verde Drive                               Colorado Springs      CO       80910
  358    Cedar Point Apartments              4411 Cedar Springs Road                        Dallas                TX       75219
  359    Hampstead Oaks Apartments           200 Hampstead Avenue                           Savannah              GA       31405
  360    Cordova Apartments                  900 West Gate Drive                            Bossier               LA       71112
  540    New Haven, Westchester,
           Willowdale Apartments             4021 & 4217 Hessmer Ave, 3212 Roberta Street   Metairie              LA       70002
  361    Deerwood Apartments                 2220 NW 55th Boulevard                         Gainesville           FL       32606
  362    Shadyedge, Tudor Court Apartments   810 - 812 South Negley Avenue, 131             Pittsburgh,
                                               Edgewood Avenue                                Edgewood Borough    PA   15232 & 15218
  365    Crotona Avenue                      2314 - 2318 Crotona Avenue                     Bronx                 NY       10458
  366    1020 & 1030 Boynton Avenue          1020 & 1030 Boynton Avenue                     Bronx                 NY       10472
  367    Amberlake Apartments                4901 Bartow Road                               Acworth               GA       30101
  368    Pine Valley Estates Apartments      415 West Redd Road                             El Paso               TX       79932
  369    West 141st Street Apartments        111-115 West 141st Street                      New York              NY       10030
  370    West 24th Street                    1300 - 1302 West 24th Street                   Austin                TX       78705
  371    Chestnut Hill Apartments            246 Chestnut Hill Road                         Marietta              GA       30064
  372    Courtyard Apartments                2300 North "A" Street                          Midland               TX       79705
  373    Century Heights Apartments          1305 West Woodrow Road                         Slaton                TX       79364
  374    Western Crest Apartments            3901 Avenue O                                  Snyder                TX       79549
  375    Terwood Court Apartments            329 - 331 West Washington                      Westchester           PA       19380
  376    Winding Way Apartments              13266 Emily Road                               Dallas                TX       75240
  377    Morningside Bay Apartments          5995 Biscayne Boulevard                        Miami                 FL       33137
  378    Del Toro Apartments                 909 South Priest Drive                         Tempe                 AZ       85008
  379    Eucalyptus Apartments               3055 N. Tyndall                                Tucson                AZ       85719
  380    Bonnie Lynn Apartments              2020 West Hayward Avenue                       Phoenix               AZ       85021
  381    Regal Oaks Apartments               115 Woodland Avenue                            Atlanta               GA       30329
  382    Papago Palms West                   1835 North 51st Street                         Phoenix               AZ       85008
  383    Malibu Apartments                   3655 North First Avenue                        Tucson                AZ       85719
  384    Darling Street Apartments           3, 5 & 11 Darling Street                       Roxbury               MA       02120
  385    2025-2027 Walnut Street             2025 - 2027 Walnut Street                      Philadelphia          PA       19103
  386    Burlington Townhomes                102 Denise Drive                               Burlington            NC       27215
  387    Woodglen Apartments                 818 Pinemont                                   Houston               TX       77018
  388    Abbey Arms Apartments               2010 Abbey Road                                Norfolk               VA       23518
  541    Cameron Court Apartments            1675 Smyrna Roswell Road                       Smyrna                GA       30136
  389    Newport Central Townhomes           5506 Grover Avenue                             Austin                TX       78756
  390    Village Phoenix Apartments          2620 North 40th Street                         Phoenix               AZ       85008
  391    Woodside Court Apartments           103 - 105 South Narberth Avenue                Narberth              PA       19072
  392    Concord Green Apartments            7001 Northline Drive                           Houston               TX       77076
  393    Bellerive Apartments                214 East Armour Boulevard                      Kansas City           MO       64111
  394    Prince Plaza Apartments             120 West Prince Road                           Tucson                AZ       85705
  395    Silver Club Apartments              5170 Silver Creek Drive                        Houston               TX       77017
  396    Beechnut Palms Apartments           8910 Beechnut Street                           Houston               TX       77072
  397    Foresight Village Apartments -
           Phase I                           610 & 616 25 1/2 Road                          Grand Junction        CO       81505
  542    Pleasonton Valley Apartments        3735 Pleasanton Road                           San Antonio           TX       78221
  398    Canterbury Apartments               689 - 695 Farmington Avenue                    West Hartford         CT       06107
  399    Altos Park Apartments               1119 - 1131 Mary Ellen, NE                     Albuquerque           NM       87112
  400    Amberwood Apartments                800 Hamsted Street                             Fort Worth            TX       76115


                                                             REMAINING
CONTROL         CUT-OFF DATE    MONTHLY         GROSS      -------------     MATURITY/ARD    GROUND       BALLOON/ARD/
 NUMBER           BALANCE       PAYMENT         RATE       TERM    AMORT         DATE        LEASE      FULLY AMORTIZING
--------------------------------------------------------------------------------------------------------------------------
  351           958,012.64      8,021.09       9.250         90     330       09/01/2005       No            Balloon
  352           343,680.48      3,444.32       9.875        210     210       09/01/2015       No        Fully Amortizing
  353           988,589.78      9,132.44      10.000         64     280       07/01/2003       No            Balloon
  354           870,368.93      8,242.80       9.250        219     219       06/01/2016       No        Fully Amortizing
  355           638,948.29      5,792.39       9.750        100     280       07/01/2006       No            Balloon
  356           609,243.85      5,470.89       9.625         40     280       07/01/2001       No            Balloon
  357           492,118.42      4,499.52       9.875        101     281       08/01/2006       No            Balloon
  358         1,180,697.18     10,693.65       9.750        101     281       08/01/2006       No            Balloon
  359         1,470,406.70     12,802.91       9.250         66     282       09/01/2003       No            Balloon
  360         1,167,034.41     11,087.80       9.375        222     222       09/01/2016       No        Fully Amortizing
  540         1,263,318.57     10,798.49       8.875         92     272       11/01/2005       No            Balloon
  361           860,400.04      6,961.89       8.875         93     333       12/01/2005       No            Balloon
  362           609,599.39      5,100.59       9.250         91     331       10/01/2005       No            Balloon
  365           707,234.19      7,019.03       9.750        211     211       10/01/2015       No        Fully Amortizing
  366         1,433,582.89     14,227.76       9.750        211     211       10/01/2015       No        Fully Amortizing
  367         1,259,159.61     10,867.59       9.000         92     272       11/01/2005       No            Balloon
  368         1,285,304.72     13,786.35       8.500        153     153       12/01/2010       No        Fully Amortizing
  369           382,719.63      3,761.24       9.625        212     212       11/01/2015       No        Fully Amortizing
  370           764,746.51      7,069.69       8.750        214     214       01/01/2016       No        Fully Amortizing
  371           525,410.85      4,816.63       8.625        214     214       01/01/2016       No        Fully Amortizing
  372         1,101,562.42      9,537.44       9.125         98     278       05/01/2006       No            Balloon
  373           482,165.90      4,498.63       9.000        218     218       05/01/2016       No        Fully Amortizing
  374           603,034.53      5,673.63       9.125        218     218       05/01/2016       No        Fully Amortizing
  375         1,247,933.31     11,860.48       9.250        217     217       04/01/2016       No        Fully Amortizing
  376           482,686.29      4,579.33       9.250        218     218       05/01/2016       No        Fully Amortizing
  377           489,067.36      4,238.86       9.125         97     277       04/01/2006       No            Balloon
  378           259,587.40      2,269.41       9.250         62     278       05/01/2003       No            Balloon
  379           389,899.59      3,220.91       8.500         96     276       03/01/2006       No            Balloon
  380           537,973.99      4,662.75       9.125         97     277       04/01/2006       No            Balloon
  381           386,353.47      3,695.93       9.375        218     218       05/01/2016       No        Fully Amortizing
  382           622,201.99      5,182.86       9.250         62     338       05/01/2003       No            Balloon
  383           691,748.63      5,934.41       9.125        107     286       02/01/2007       No            Balloon
  384         1,268,746.20     10,530.25       9.250        104     344       11/01/2006       No            Balloon
  385           477,963.50      4,153.45       9.250        104     284       11/01/2006       No            Balloon
  386           347,193.95      3,106.05       9.625        104     284       11/01/2006       No            Balloon
  387           753,623.67      6,884.27       9.875        102     282       09/01/2006       No            Balloon
  388           488,427.81      4,281.87       9.375        105     285       12/01/2006       No            Balloon
  541           803,411.94      7,049.94       9.375        104     284       11/01/2006       No            Balloon
  389           887,713.16      7,399.29       8.750        106     286       01/01/2007       No            Balloon
  390           620,635.69      5,504.28       9.500        103     283       10/01/2006       No            Balloon
  391           493,309.36      4,153.27       8.875        106     286       01/01/2007       No            Balloon
  392         1,233,273.56     10,383.16       8.875        286     286       01/01/2022       No        Fully Amortizing
  393         1,193,808.80     10,050.90       8.875        106     286       01/01/2007       No            Balloon
  394           399,898.64      3,468.35       9.250        106     286       01/01/2007       No            Balloon
  395           493,442.59      4,195.98       9.000        106     286       01/01/2007       No            Balloon
  396           986,885.16      8,391.96       9.000        106     286       01/01/2007       No            Balloon
  397         1,680,866.82     14,324.59       9.050        107     287       02/01/2007       No            Balloon
  542           642,945.64      5,566.48       9.250        107     287       02/01/2007       No            Balloon
  398           560,954.48      4,798.39       9.125        109     289       04/01/2007       No            Balloon
  399           653,264.81      5,806.20       9.625        110     290       05/01/2007       No            Balloon
  400           809,134.98      7,191.57       9.625        110     290       05/01/2007       No            Balloon



CONTROL        SERVICING            MORTGAGE                                            INTEREST         CROSS
 NUMBER        FEES (1)            LOAN SELLER         SUBSERVICER       DEFEASANCE      ACCRUAL       DEFAULTED
----------------------------------------------------------------------------------------------------------------
  351           0.095          Daiwa Finance Corp.     First Union                       30/360
  352           0.095          Daiwa Finance Corp.     First Union                       30/360
  353           0.095          Daiwa Finance Corp.     First Union                       30/360
  354           0.095          Daiwa Finance Corp.     First Union                       30/360
  355           0.095          Daiwa Finance Corp.     First Union                       30/360
  356           0.095          Daiwa Finance Corp.     First Union                       30/360
  357           0.095          Daiwa Finance Corp.     First Union                       30/360
  358           0.095          Daiwa Finance Corp.     First Union                       30/360
  359           0.095          Daiwa Finance Corp.     First Union                       30/360
  360           0.095          Daiwa Finance Corp.     First Union                       30/360
  540           0.095          Daiwa Finance Corp.     First Union                       30/360
  361           0.095          Daiwa Finance Corp.     First Union                       30/360
  362           0.095          Daiwa Finance Corp.     First Union                       30/360
  365           0.095          Daiwa Finance Corp.     First Union                       30/360
  366           0.095          Daiwa Finance Corp.     First Union                       30/360
  367           0.095          Daiwa Finance Corp.     First Union                       30/360
  368           0.095          Daiwa Finance Corp.     First Union                       30/360
  369           0.095          Daiwa Finance Corp.     First Union                       30/360
  370           0.095          Daiwa Finance Corp.     First Union                       30/360
  371           0.095          Daiwa Finance Corp.     First Union                       30/360
  372           0.095          Daiwa Finance Corp.     First Union                       30/360
  373           0.095          Daiwa Finance Corp.     First Union                       30/360
  374           0.095          Daiwa Finance Corp.     First Union                       30/360
  375           0.095          Daiwa Finance Corp.     First Union                       30/360
  376           0.095          Daiwa Finance Corp.     First Union                       30/360
  377           0.095          Daiwa Finance Corp.     First Union                       30/360
  378           0.095          Daiwa Finance Corp.     First Union                       30/360
  379           0.095          Daiwa Finance Corp.     First Union                       30/360
  380           0.095          Daiwa Finance Corp.     First Union                       30/360
  381           0.095          Daiwa Finance Corp.     First Union                       30/360
  382           0.095          Daiwa Finance Corp.     First Union                       30/360
  383           0.095          Daiwa Finance Corp.     First Union                     Actual/360
  384           0.095          Daiwa Finance Corp.     First Union                       30/360
  385           0.095          Daiwa Finance Corp.     First Union                       30/360
  386           0.095          Daiwa Finance Corp.     First Union                       30/360
  387           0.095          Daiwa Finance Corp.     First Union                       30/360
  388           0.095          Daiwa Finance Corp.     First Union                       30/360
  541           0.095          Daiwa Finance Corp.     First Union                       30/360
  389           0.095          Daiwa Finance Corp.     First Union                       30/360
  390           0.095          Daiwa Finance Corp.     First Union                       30/360
  391           0.095          Daiwa Finance Corp.     First Union                       30/360
  392           0.095          Daiwa Finance Corp.     First Union                       30/360
  393           0.095          Daiwa Finance Corp.     First Union                       30/360
  394           0.095          Daiwa Finance Corp.     First Union                       30/360
  395           0.095          Daiwa Finance Corp.     First Union                       30/360        Cntrl # 396
  396           0.095          Daiwa Finance Corp.     First Union                       30/360        Cntrl # 395
  397           0.095          Daiwa Finance Corp.     First Union                     Actual/360
  542           0.095          Daiwa Finance Corp.     First Union                     Actual/360
  398           0.095          Daiwa Finance Corp.     First Union                     Actual/360
  399           0.095          Daiwa Finance Corp.     First Union                     Actual/360
  400           0.095          Daiwa Finance Corp.     First Union                     Actual/360


                                                           Daiwa Finance

CONTROL
 NUMBER  PROPERTY NAME                              ADDRESS                                     CITY                STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  401    Pinon Terrace Apartments                   8409 Comanche Road                          Albuquerque           NM      87111
  402    Second Street Apartments                   80 - 86 Second Street                       Elizabeth             NJ      07206
  403    Steele Street Apartments                   1421 Steele Street                          Denver                CO      80218
  404    Williams Street Apartments                 1436 Williams Street                        Denver                CO      80206
  405    Beverly Rossmore Apartments                304 North Rossmore Avenue                   Los Angeles           CA      90004
  406    Chestnut Mansion                           114 West Chestnut Street                    Kingston              NY      12401
  407    Riverside Village                          1608 8th Street NE                          Auburn                WA      98022
  408    Woodlawn Apartments                        3762 UpRiver Road                           Corpus Christi        TX      78408
  409    96 Wadsworth Terrace                       96 Wadsworth Terrace                        New York              NY      10005
  410    Vanowen Street Apartments                  16215 - 16221 Vanowen Street                Van Nuys              CA      94406
  411    Saticoy Street Apartments                  20445 Saticoy Street                        Canoga Park           CA      91306
  412    Bombay Apartments                          11922 Burbank Boulevard                     North Hollywood       CA      91607
  413    Albion Manor Apartments                    1500 - 10 South Albion Street               Denver                CO      80220
  414    1479 Macombs Road                          1479 Macombs Road                           Bronx                 NY      10452
  415    The Seville Apartments                     1148 William Street                         Bridgeport            CT      06608
  416    Denton Court Apartments                    4735 Denton Street                          Dallas                TX      75219
  417    Mulberry Place Apartments                  1661 Mulberry Street                        Charleston            SC      29407
  418    Windsor Apartments                         4421 Windsor Drive                          Fort Smith            AR      72904
  419    Willow Pointe Apartments                   3224 & 3212 Massard and 3207 & 3211 Enid    Fort Smith            AR      72903
  420    Southtown Apartments                       5039 South 31st                             Fort Smith            AR      72903
  421    470 Beacon Street                          470 Beacon Street                           Boston                MA      02117
  422    Meadow Lea Apartments                      8217 Fulton Street                          Houston               TX      77022
  423    Princess Apartments                        1177 South Norton Ave.                      Los Angeles           CA      90019
  424    Villa Martel Apartments                    3602 E. Monte Vista Road                    Phoenix               AZ      85008
  425    Stardust Apartments                        5727 Gaston Avenue                          Dallas                TX      75214
  426    1808 Beverly Road                          1808 Beverly Road                           Brooklyn              NY      11226
  427    Lake Avenue Apartments                     144 Lake Avenue                             Manchester            NH      03104
  428    Shea Terrace Apartments                    222-224 Sandpiper Drive                     Portsmouth            VA      23704
  429    Sunset Gardens                             801 Las Lomas Avenue                        Pacific Palisades     CA      90272
  430    Country Creek Village Apartments           3783 Legendary Lane                         Dallas                TX      75224
  431    Pine Hill Apartments                       367 Fletchwood Road                         Elkton                MD      21921
  432    Stoneridge Apartments                      1500 South Lamar Boulevard                  Austin                TX      78704
  433    Highland Villas Apartments                 210 North Avenue 55                         Los Angeles           CA      90042
  434    Mount Vernon Manor Apartments              9225 Long Point                             Houston               TX      77055
  435    Lanier Place                               1725 Lanier Place, NW                       Washington            DC      20009
  436    Tamarack Shadows Apartments                3101 North 36th Street                      Phoenix               AZ      85018
  437    Royal Poinciana                            380 North Royal Poinciana Boulevard         Miami Springs         FL      33166
  438    37 Wales Street                            37 Wales Street                             Dorchester            MA      02124
  439    Joanne Marie Apartments                    807 N. W. 24th Street                       Wilton Manors         FL      33311
  440    Dorchester Apartments                      1350-1358 Dorchester Avenue                 Dorchester            MA      02122
  441    Hillside Village Apartments                1401 East Dunlap                            Phoenix               AZ      85020
  442    Lake Forest Apartments                     2320 N. Vermilion St.                       Danville              IL      61832
  443    Manor Apartments and Traymore Apartments   130 North McLean and 51 South McLean        Memphis               TN      38104
  444    Shadow Oaks Apartments                     1523 Heights Boulevard                      Houston               TX      77008
  445    Kimberly Oaks Apartments                   1530 Heights Boulevard                      Houston               TX      77008
  446    Birch Row Apartments                       1201 - 1211 Locust Street                   Philadelphia          PA      19107
  447    Mansard Place Apartments                   6156 S. Loop East                           Houston               TX      77087
  448    Broadway Park Apartments                   2505 Broadway                               Houston               TX      77012
  449    The Deely Place Apartments                 8511 South Flores                           San Antonio           TX      78221
  450    Atlantic City Apartments                   1901 Haren Drive                            Henderson             NV      89015
  451    Checker Auto Parts                         2206 North Big Spring Street                Midland               TX      79705


                                                              REMAINING
CONTROL          CUT-OFF DATE      MONTHLY       GROSS      -------------     MATURITY/ARD   GROUND        BALLOON/ARD/
 NUMBER            BALANCE         PAYMENT       RATE       TERM    AMORT        DATE         LEASE      FULLY AMORTIZING
-------------------------------------------------------------------------------------------------------------------------
  401           1,298,379.73      11,446.14      9.520       110     290       05/01/2007       No            Balloon
  402             760,839.14       6,696.88      9.500       110     290       05/01/2007       No            Balloon
  403             213,908.38       1,882.82      9.500       110     290       05/01/2007       No            Balloon
  404             248,649.96       2,188.61      9.500       110     290       05/01/2007       No            Balloon
  405             991,827.29       8,391.96      9.000       110     290       05/01/2007       No            Balloon
  406           1,210,517.21      10,447.86      9.250       110     290       05/01/2007       No            Balloon
  407             714,990.33       6,228.17      9.375       111     291       06/01/2007       No            Balloon
  408             595,825.28       5,190.14      9.375       111     291       06/01/2007       No            Balloon
  409             843,938.67       7,279.25      9.250       111     291       06/01/2007       No            Balloon
  410             575,964.39       5,017.14      9.375       111     291       06/01/2007       No            Balloon
  411           1,097,311.53       9,558.51      9.375       111     291       06/01/2007       No            Balloon
  412             705,059.88       6,141.67      9.375       111     291       06/01/2007       No            Balloon
  413             843,938.67       7,279.25      9.250       111     291       06/01/2007       No            Balloon
  414           1,490,901.57      12,975.35      9.375       112     292       07/01/2007       No            Balloon
  415             484,467.51       4,174.86      9.250       112     292       07/01/2007       No            Balloon
  416           1,068,143.64       9,113.56      9.125       112     292       07/01/2007       No            Balloon
  417             715,056.61       5,919.43      8.750       112     292       07/01/2007       No            Balloon
  418             422,567.42       3,603.03      9.125       113     293       08/01/2007       No            Balloon
  419             661,193.68       5,637.69      9.125       113     293       08/01/2007       No            Balloon
  420             323,139.78       2,755.26      9.125       113     293       08/01/2007       No            Balloon
  421             715,407.88       6,103.96      9.125       112     292       07/01/2007       No            Balloon
  422             596,267.70       5,138.29      9.250       112     292       07/01/2007       No            Balloon
  423             734,688.75       6,273.52      9.125       112     292       07/01/2007       No            Balloon
  424             715,407.88       6,103.96      9.125       112     292       07/01/2007       No            Balloon
  425             377,576.34       3,221.54      9.125       112     292       07/01/2007       No            Balloon
  426             377,772.71       3,188.95      9.000       113     293       08/01/2007       No            Balloon
  427             323,003.49       2,671.97      8.750       113     293       08/01/2007       No            Balloon
  428             187,654.93       1,643.54      9.375       106     286       01/01/2007       No            Balloon
  429             500,594.44       4,629.68      9.125       228     228       03/01/2017       No       Fully Amortizing
  430             889,514.51       7,707.44      9.250       107     287       02/01/2007       No            Balloon
  431           1,583,206.12      13,840.37      9.375        48     288       03/01/2002       No            Balloon
  432           2,370,290.72      19,935.66      8.875       107     287       02/01/2007       No            Balloon
  433           1,207,470.97       9,901.91      9.125        70     346       01/01/2004       No            Balloon
  434             726,800.16       6,168.09      9.000       108     288       03/01/2007       No            Balloon
  435             885,530.29       8,389.18      9.500       229     229       04/01/2017       No       Fully Amortizing
  436             593,306.18       5,035.18      9.000       108     288       03/01/2007       No            Balloon
  437             457,831.44       4,943.37      9.625       170     170       05/01/2012       No       Fully Amortizing
  438             411,771.46       3,589.85      9.375       111     291       06/01/2007       No            Balloon
  439             381,726.97       3,363.73      9.500       110     290       05/01/2007       No            Balloon
  440             775,219.63       6,679.78      9.250       113     293       08/01/2007       No            Balloon
  441             546,077.00       5,173.33      9.500       229     229       04/01/2017       No       Fully Amortizing
  442           1,487,841.80      12,716.59      9.125       111     291       06/01/2007       No            Balloon
  443             683,728.75       6,251.86     10.000       292     292       07/01/2022       No       Fully Amortizing
  444             293,744.23       2,586.14      9.500       111     291       06/01/2007       No            Balloon
  445             331,454.62       2,918.15      9.500       111     291       06/01/2007       No            Balloon
  446             496,763.55       4,455.69      9.750        52     292       07/01/2002       No            Balloon
  447           1,786,541.39      14,951.76      8.875       112     292       07/01/2007       No            Balloon
  448           2,173,625.43      18,191.30      8.875       112     292       07/01/2007       No            Balloon
  449             846,675.92       6,839.29      9.000       113     353       08/01/2007       No            Balloon
  450             956,341.22       7,810.88      9.125       113     353       08/01/2007       No            Balloon
  451             516,942.28       4,543.22      9.500       293     293       08/01/2022       No       Fully Amortizing



CONTROL        SERVICING            MORTGAGE                                            INTEREST           CROSS
 NUMBER        FEES (1)            LOAN SELLER         SUBSERVICER       DEFEASANCE      ACCRUAL         DEFAULTED
-------------------------------------------------------------------------------------------------------------------------
  401            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  402            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  403            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  404            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  405            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  406            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  407            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  408            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  409            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  410            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  411            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  412            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  413            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  414            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  415            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  416            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  417            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  418            0.095         Daiwa Finance Corp.     First Union                     Actual/360     Cntrl #'s 419, 420
  419            0.095         Daiwa Finance Corp.     First Union                     Actual/360     Cntrl #'s 418, 420
  420            0.095         Daiwa Finance Corp.     First Union                     Actual/360     Cntrl #'s 418, 419
  421            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  422            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  423            0.095         Daiwa Finance Corp.     First Union                       30/360
  424            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  425            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  426            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  427            0.095         Daiwa Finance Corp.     First Union                     Actual/360
  428            0.095         Daiwa Finance Corp.     First Union                       30/360
  429            0.095         Daiwa Finance Corp.     First Union                       30/360
  430            0.095         Daiwa Finance Corp.     First Union                       30/360
  431            0.095         Daiwa Finance Corp.     First Union                       30/360
  432            0.095         Daiwa Finance Corp.     First Union                       30/360
  433            0.095         Daiwa Finance Corp.     First Union                       30/360
  434            0.095         Daiwa Finance Corp.     First Union                       30/360
  435            0.095         Daiwa Finance Corp.     First Union                       30/360
  436            0.095         Daiwa Finance Corp.     First Union                       30/360
  437            0.095         Daiwa Finance Corp.     First Union                       30/360
  438            0.095         Daiwa Finance Corp.     First Union                       30/360
  439            0.095         Daiwa Finance Corp.     First Union                       30/360
  440            0.095         Daiwa Finance Corp.     First Union                       30/360
  441            0.095         Daiwa Finance Corp.     First Union                       30/360
  442            0.095         Daiwa Finance Corp.     First Union                       30/360
  443            0.095         Daiwa Finance Corp.     First Union                       30/360
  444            0.095         Daiwa Finance Corp.     First Union                       30/360
  445            0.095         Daiwa Finance Corp.     First Union                       30/360
  446            0.095         Daiwa Finance Corp.     First Union                       30/360
  447            0.095         Daiwa Finance Corp.     First Union                       30/360
  448            0.095         Daiwa Finance Corp.     First Union                       30/360
  449            0.095         Daiwa Finance Corp.     First Union                       30/360
  450            0.095         Daiwa Finance Corp.     First Union                       30/360
  451            0.095         Daiwa Finance Corp.     First Union                       30/360


                                                           Daiwa Finance

CONTROL
 NUMBER     PROPERTY NAME                             ADDRESS                                     CITY              STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  452       The Samuel Building                       7290 Samuel Drive                           Denver              CO     80221
  453       Canberra Apartments                       2929 North 36th Street                      Phoenix             AZ     85018
  454       Rosewood Gardens                          7 Charles Street                            Roselle             NJ     07204
  455       Hickory Apartments                        320 South Jupiter Road                      Garland             TX     75042
  456       Dutch Haven Apartments                    846 Piney Grove                             Columbia            SC     29210
  457       Robinswood Apartments                     800 North Hastings Street                   Orlando             FL     32808
  458       Sunset Apartments                         830 & 840 Sunset Drive                      Athens              GA     30601
  459       3301 Powelton Avenue                      3301- 3315 Powelton Avenue                  Philadelphia        PA     19104
  460       Bryan Place Apartments                    3219 San Jacinto                            Dallas              TX     75044
  461       Skyline Woods Apartments                  Skyline Drive                               Saugerties          NY     12477
  462       Sunrise Apartments                        190 Kirkwood Road, NE                       Atlanta             GA     30317
  463       Featherstone Apartments                   7800 - 7820 Featherstone Drive              Raleigh             NC     27612
  464       Wayne Street Apartments                   5339 Wayne Street                           Raleigh             NC     27606
  543       Castille Court Apartments                 1811 Rogero Road                            Jacksonville        FL     32211
  465       The Villages Apartment                    1775 Leon Road                              Jacksonville        FL     32211
  466       Seligson Portfolio - 605 West Avenue      605 West Avenue                             Norwalk             CT     06850
  467       Seligson Portfolio - 698 West Avenue      698 West Avenue                             Norwalk             CT     06850
  468       Seligson Portfolio - 17 Butler Street     17 Butler Street                            Norwalk             CT     06850
  469       McFarlin Condos                           3412 McFarlin Blvd.                         University Park     TX     75205
  470       Palms at Byron Place                      8535 Byron Avenue                           Miami Beach         FL     33141
  471       Olde North Village Apartments             3490 Triangle Drive                         Winston-Salem       NC     27106
  472       Savings Tower                             45 Savings Street                           Waterbury           CT     06702
  473       Hawthorne Apartments                      1491 Hawthorne Avenue                       Houston             TX     77006
  474       Oak Forest Apartments                     3614 Pine Oak Avenue Southwest              Wyoming             MI     49509
  475       Rampart Gardens Apartments                6300 Rampart                                Houston             TX     77081
  476       Morris Hall Apartments                    357 Morris Street                           Albany              NY     12207
  477       English Hills II                          2004 140th Avenue & 2005 142nd Avenue       Tampa               FL     33613
  478       670 Garden Street                         670 Garden Street                           Bronx               NY     10457
  489       Trinity Court Condominiums                6526 - 6530 Ridgecrest                      Dallas              TX     75231
  490       Townhouse Apartments                      12621 Lomas Boulevard N.E.                  Albuquerque         NM     87112
  491       D'iberville Apartments                    265 Front Beach Drive                       Ocean Springs       MS     39564
  492       Ricciuti Court Apartments                 445 Shenandoah Drive                        Penn Hills          PA     15235
  493       495 Washington Avenue                     495 Washinton Avenue                        Brooklyn            NY     11238
  494       The Tropic Estates Apartments             3044 Jamaica Drive                          Corpus Christi      TX     78418
  495       Glenoaks Apartments                       8817 South 28th Street                      Fort Smith          AR     72908
  496       Gilmore Apartments                        705-725 & 815 - 823 North Gilmore Avenue    Lakeland            FL     33801
  497       Village Meadows                           9801 Meandering Way                         Fort Smith          AR     72903
  498       Blair House Apartments                    321-323 Montgomery and 324 N. Bellevue      Memphis             TN     38104
  499       Tahiti Village Apartments                 883 Buena Vista Avenue                      Pomona              CA     91766
  500       1011 Sheridan Avenue                      1011 Sheridan Avenue                        Bronx               NY     10456
  501       Kirlin Place Apartments                   27 Old Lawrence Road                        Pelham              NH     03076
  502       Las Casitas Apartments                    4100 East 29th Street                       Tucson              AZ     85711
  503       Orangewood Place Apartments               7328 North 27th Avenue                      Phoenix             AZ     85051
  504       Edison Terrace Apartments                 401 N. Ash Street                           Centralia           WA     98531
  505       Ramsey Apartments                         201 - 207 East Glendale Avenue              Alexandria          VA     22030
  506       Glendale Apartments                       200-216 E. Glendale Avenue                  Alexandria          VA     22301
  507       Burton Gardens Apartments                 300 - 311 East Glendale Avenue              Alexandria          VA     22030
  508       Drexel Terrace Apartments                 1356 & 1360 East Drexel Road                Tucson              AZ     85706
  509       Lake Parker Apartments                    730-810 East First Street                   Lakeland            FL     33805
  510       Corporate Point Office Building           14100 Park Meadow Drive                     Chantilly           VA     20151
  511       Great Western Bank Building               13701 - 13739 Riverside Drive               Sherman Oaks        CA     91423



                                                                  REMAINING
CONTROL         CUT-OFF DATE       MONTHLY        GROSS         --------------    MATURITY/ARD     GROUND       BALLOON/ARD/
 NUMBER           BALANCE          PAYMENT        RATE          TERM    AMORT        DATE          LEASE     FULLY AMORTIZING
-----------------------------------------------------------------------------------------------------------------------------
  452            721,127.04       6,146.35        9.125          54      294      09/01/2002         No           Balloon
  453            992,786.08       7,884.50        8.250         113      293      08/01/2007         No           Balloon
  454            586,115.93       4,701.24        8.375         113      293      08/01/2007         No           Balloon
  455            696,202.14       5,755.01        8.750         114      294      09/01/2007         No           Balloon
  456            877,371.29       7,159.97        9.125         114      354      09/01/2007         No           Balloon
  457            671,337.80       5,549.47        8.750         114      294      09/01/2007         No           Balloon
  458            865,383.30       7,226.68        8.875         114      294      09/01/2007         No           Balloon
  459            577,527.15       4,867.34        9.000         115      295      10/01/2007         No           Balloon
  460            380,869.35       3,209.90        9.000         115      295      10/01/2007         No           Balloon
  461            746,654.17       6,166.08        8.750         115      295      10/01/2007         No           Balloon
  462            425,505.53       3,442.35        8.500         115      295      10/01/2007         No           Balloon
  463            597,323.35       4,932.86        8.750         115      295      10/01/2007         No           Balloon
  464            199,107.76       1,644.29        8.750         115      295      10/01/2007         No           Balloon
  543            482,836.35       3,987.40        8.750         115      295      10/01/2007         No           Balloon
  465            632,167.23       5,220.61        8.750         115      295      10/01/2007         No           Balloon
  466          4,133,387.11      31,170.90        8.010         115      325      10/01/2007         No           Balloon
  467          1,444,195.49      10,891.04        8.010         115      325      10/01/2007         No           Balloon
  468          5,577,582.60      42,061.94        8.010         115      325      10/01/2007         No           Balloon
  469            647,404.95       5,179.34        8.375         116      296      11/01/2007         No           Balloon
  470            796,934.29       6,509.34        8.625         116      296      11/01/2007         No           Balloon
  471            792,195.23       6,739.79        9.125         296      296      11/01/2022         No      Fully Amortizing
  472            896,332.90       7,096.05        8.250         116      296      11/01/2007         No           Balloon
  473            448,275.52       3,661.51        8.625         116      296      11/01/2007         No           Balloon
  474            399,141.19       3,254.53        9.125         236      356      11/01/2017         No           Balloon
  475          2,040,943.75      15,484.24        7.750         116      296      11/01/2007         No           Balloon
  476            637,496.61       5,153.45        8.500         116      296      11/01/2007         No           Balloon
  477            258,940.61       2,049.97        8.250         116      296      11/01/2007         No           Balloon
  478            745,462.39       6,747.94        9.000         236      236      11/01/2017         No      Fully Amortizing
  489            618,034.26       4,785.26        8.000         117      297      12/01/2007         No           Balloon
  490            797,662.47       6,441.82        8.500         117      297      12/01/2007         No           Balloon
  491            897,203.89       7,021.04        8.125         117      297      12/01/2007         No           Balloon
  492            718,103.25       6,103.96        9.125         117      297      12/01/2007         No           Balloon
  493            518,449.11       4,143.47        8.375         117      297      12/01/2007         No           Balloon
  494            807,379.30       6,184.79        7.875         117      297      12/01/2007         No           Balloon
  495          1,064,675.20       8,591.77        8.500         118      298      01/01/2008         No           Balloon
  496          1,028,597.37       7,957.43        8.000         118      298      01/01/2008         No           Balloon
  497            458,997.74       3,704.04        8.500         118      298      01/01/2008         No           Balloon
  498            319,524.96       3,252.70       11.500         118      298      01/01/2008         No           Balloon
  499          1,496,770.32      11,453.31        7.875         118      298      01/01/2008         No           Balloon
  500          2,095,022.88      16,034.63        7.875         118      298      01/01/2008         No           Balloon
  501            708,429.51       5,934.01        9.350         103      343      10/01/2006         No           Balloon
  502          2,432,979.47      21,452.37        9.250          90      270      09/01/2005         No           Balloon
  503          1,241,302.69      10,812.79        9.375         111      291      06/01/2007         No           Balloon
  504            757,189.32       6,115.13        9.000         112      352      07/01/2007         No           Balloon
  505            844,531.04       6,844.43        8.500         113      293      08/01/2007         No           Balloon
  506            844,531.04       6,844.43        8.500         113      293      08/01/2007         No           Balloon
  507          1,142,600.83       9,260.11        8.500         113      293      08/01/2007         No           Balloon
  508            520,097.22       4,597.69        8.625         114      234      09/01/2007         No           Balloon
  509            583,659.53       4,563.67        8.125         118      298      01/01/2008         No           Balloon
  510          4,010,309.83      30,364.22        7.750         118      298      01/01/2008         No           Balloon
  511          3,191,482.35      22,657.78        7.020         118      298      01/01/2008         No           Balloon



CONTROL        SERVICING               MORTGAGE                                                     INTEREST             CROSS
 NUMBER        FEES (1)               LOAN SELLER             SUBSERVICER           DEFEASANCE       ACCRUAL           DEFAULTED
------------------------------------------------------------------------------------------------------------------------------------
  452            0.095            Daiwa Finance Corp.         First Union                            30/360
  453            0.095            Daiwa Finance Corp.         First Union                            30/360
  454            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  455            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  456            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  457            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  458            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  459            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  460            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  461            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  462            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  463            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  464            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  543            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  465            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  466            0.095            Daiwa Finance Corp.         First Union              Yes         Actual/360     Cntrl #'s 467, 468
  467            0.095            Daiwa Finance Corp.         First Union              Yes         Actual/360     Cntrl #'s 466, 468
  468            0.095            Daiwa Finance Corp.         First Union              Yes         Actual/360     Cntrl #'s 466, 467
  469            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  470            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  471            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  472            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  473            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  474            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  475            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  476            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  477            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  478            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  489            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  490            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  491            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  492            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  493            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  494            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  495            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  496            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  497            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  498            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  499            0.095            Daiwa Finance Corp.         First Union                            30/360
  500            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  501            0.095            Daiwa Finance Corp.         First Union                            30/360
  502            0.095            Daiwa Finance Corp.         First Union                            30/360
  503            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  504            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  505            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  506            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  507            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  508            0.285            Daiwa Finance Corp.         Continental Wingate                  Actual/360
  509            0.095            Daiwa Finance Corp.         First Union                          Actual/360
  510            0.160            Daiwa Finance Corp.         Collateral Mortgage      Yes         Actual/360
  511            0.095            Daiwa Finance Corp.         First Union              Yes         Actual/360


                                                           Daiwa Finance

CONTROL
 NUMBER   PROPERTY NAME                               ADDRESS                                     CITY              STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  512     Windsor Hall Apartments                     179 Dwight Street                           New Haven           CT     06533
  513     Foresight Village Apartments - Phase II     620 25 1/2 Road                             Grand Junction      CO     81501
  515     Windsong Apartments                         2320 North Garrett Drive                    Dallas              TX     75206
  516     Wellington Apartments                       818 Forest Drive & 812 Woods Drive          Newport News        VA     23605
  517     Golden Villas Apartments                    4088-4136 Silver Dollar                     Las Vegas           NV     89102
  518     Parkwood Apartments                         5917 Carmelita Avenue                       Huntington Park     CA     90255
  520     Folcroft Apartments                         1503-1505, 1511, 1513, 1528 Elmwood & 1
                                                        528 Baltimore                             Folcroft            PA     19032
  521     Claridge Manor Apartments                   72 - 92 Colonel Bell Drive                  Brockton            MA     02401
  522     Oakwood Apartments                          1104 140th Street East                      Tampa               FL     33613
  523     Teesdale Apartments                         1730-1736 Teesdale Street                   Philadelphia        PA     19111
  524     The Mase Building                           6515 Main Street                            Trumbull            CT     06611
  525     Brandywine Apartments                       4710 Lake Avenue                            Dallas              TX     75219
  526     Tropic Isle Apartments                      260 East Newburgh Street                    Azusa               CA     91702
  527     Leisure Isle Apartments                     3615 - 3623 Gilman Road                     El Monte            CA     91732
  528     Laurel Apartments                           1420 - 1446 Laurel Avenue                   Pomona              CA     91768
  529     La Mesa Apartments                          752 La Mesa Avenue                          Pomona              CA     91766
  530     Villa Fontana Apartments                    3719 - 3725 Gilman Road                     El Monte            CA     91732
  531     Park Lane Apartments                        2628 Maxson Road                            El Monte            CA     91732
  533     Comfort Inn - Ormond Beach                  507 South Atlantic Avenue                   Ormond Beach        FL     32176
  534     Comfort Inn - St. Augustine                 1111 N.Ponce De Leon Blvd.                  St. Augustine       FL     32084
  537     Ramada Inn - Katy                           22025 IH-10 West                            Katy                TX     77450
  538     Quail Run                                   1000 South Clack Street                     Abilene             TX     79605
  539     The Sarvis Building and Conference Center   6104 and 6111 Gazebo Park Place North       Jacksonville        FL     32257
  532     Lincoln Apartments                          219 Lincoln Avenue                          Newark              NJ     07104



                                                                     REMAINING
CONTROL         CUT-OFF DATE           MONTHLY        GROSS         ------------  MATURITY/ARD      GROUND      BALLOON/ARD/
 NUMBER           BALANCE              PAYMENT        RATE          TERM   AMORT       DATE         LEASE     FULLY AMORTIZING
------------------------------------------------------------------------------------------------------------------------------
  512            448,986.07             3,548.03       8.250        118     298     01/01/2008        No           Balloon
  513            748,824.78             5,503.23       8.000        118     358     01/01/2008        No           Balloon
  515            398,831.23             3,220.91       8.500        117     297     12/01/2007        No           Balloon
  516          1,991,651.06            16,072.33       8.500        118     298     01/01/2008        No           Balloon
  517            748,252.23             5,788.62       8.000        118     298     01/01/2008        No           Balloon
  518          1,123,691.66             8,222.40       7.375        179     299     02/01/2013        No           Balloon
  520          1,647,555.18            12,871.90       8.125        119     299     02/01/2008        No           Balloon
  521          2,146,653.36            15,888.31       7.500        119     299     02/01/2008        No           Balloon
  522          1,497,711.74            11,329.93       7.750        119     299     02/01/2008        No           Balloon
  523            271,599.26             2,135.50       8.200        119     299     02/01/2008        No           Balloon
  524            723,420.34             5,837.90       8.500        118     298     01/01/2008        No           Balloon
  525            828,161.02             6,613.61       8.375        118     298     01/01/2008        No           Balloon
  526            898,608.18             6,697.82       7.580        179     299     02/01/2013        No           Balloon
  527          1,021,417.96             7,613.19       7.580        179     299     02/01/2013        No           Balloon
  528            299,536.06             2,232.61       7.580        179     299     02/01/2013        No           Balloon
  529            522,191.20             3,892.18       7.580        179     299     02/01/2013        No           Balloon
  530          1,198,144.24             8,930.43       7.580        179     299     02/01/2013        No           Balloon
  531          1,048,376.20             7,814.13       7.580        179     299     02/01/2013        No           Balloon
  533          1,496,712.91            12,258.76       7.690        119     239     02/01/2008        No           Balloon
  534          3,094,545.64            23,899.36       7.650        119     275     02/01/2008        No           Balloon
  537          1,594,600.40            15,106.27       7.800        179     179     02/01/2013        No      Fully Amortizing
  538          1,104,312.78             8,353.94       7.750        119     299     02/01/2008        No           Balloon
  539          2,596,679.29            19,599.60       8.050        119     329     02/01/2008        No           Balloon
  532            745,620.35             7,330.70       8.375        178     178     01/01/2013        No      Fully Amortizing




CONTROL        SERVICING               MORTGAGE                                                 INTEREST           CROSS
 NUMBER        FEES (1)               LOAN SELLER            SUBSERVICER       DEFEASANCE        ACCRUAL         DEFAULTED
--------------------------------------------------------------------------------------------------------------------------
  512            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  513            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  515            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  516            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  517            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  518            0.095            Daiwa Finance Corp.        First Union                         30/360
  520            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  521            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  522            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  523            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  524            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  525            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  526            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  527            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  528            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  529            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  530            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  531            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  533            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  534            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  537            0.095            Daiwa Finance Corp.        First Union          Yes          Actual/360
  538            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  539            0.095            Daiwa Finance Corp.        First Union                       Actual/360
  532            0.095            Daiwa Finance Corp.        First Union                       Actual/360


(1) Primary and master servicing fee.

                                    EXHIBIT B

                      FORM OF CERTIFICATE OF AN OFFICER OF
                               DAIWA FINANCE CORP.

     I, ______________________, hereby certify that I am an authorized signatory of Daiwa Finance Corp., a New York corporation (the "Seller"), and that, based upon information provided to me by appropriate officers, certify further as follows, to the best of my knowledge:

     1. The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "MLPA") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date.

     2. The Seller has, in all material aspects, complied with all the agreements and satisfied all the conditions on its part that are required under the MLPA to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.

                                DAIWA FINANCE CORP.

                                By: ___________________________________
                                    Name:
                                    Title:

     I, ______________________, a ________________ of the Seller, hereby certify that ______________________ is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.

                                By: ___________________________________
                                    Name:
                                    Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its assets and conduct its business as presently conducted by it, to own the Mortgage Loans, and enter into and perform its obligations under the Mortgage Loan Purchase Agreement.

     The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     The execution and delivery of the Mortgage Loan Purchase Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase Agreement will not conflict with any provision of any federal or State of New York law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents, or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order of a federal or State of New York court, regulatory body, administrative agency or government body having jurisdiction over the Mortgage Loan Seller.

     There is no action, suit, proceeding or investigation pending or threatened, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, other than those which have been obtained by the Mortgage Loan Seller.

                 Merrill Lynch Mortgage Investors, Inc. 1998-C2

                                   SCHEDULE I

     (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan;

     (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits such transfer;

     (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, a valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

     (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity;

     (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related assignment of Assignment of Leases, if any, and assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (vi) Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, and, if required, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and security agreements and delivered to the Company, and no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to those Mortgage Loans listed on Exhibit I-VI attached hereto which permit defeasance and substitution of real property collateral, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the security provided by the Mortgaged Property;

     (vii) Each related Mortgage is a valid first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described in clause (viii) below);

     (viii) The lien of each related Mortgage as a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, and (c) the exclusions and exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property; the original holder of the Mortgage, and/or its successor or assigns, are the sole named insureds under such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to the insurer, and is now in full force and effect and will remain so upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

     (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

     (x) The Mortgage Loan Seller has received no notice of any proceeding pending, nor to the Mortgage Loan Seller's knowledge, threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan.

     (xi) Except as indicated on Exhibit I-XI(A) attached hereto, the related Mortgagor has represented to the Mortgagee that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, either (a) such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect, or (b) such Mortgagor uses, operates, occupies and maintains the Mortgaged Property in accordance with all applicable laws and regulations;

     (xii) The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or (except with respect to those Mortgage Loans listed on Exhibit I-XII attached hereto (the "ARD Loans")) provide for hyper-amortization, a negative amortization feature;

     (xiii) The Mortgage Loan is a whole loan and no other party holds a participation interest in such Mortgage Loan;

     (xiv) The Mortgage Rate (exclusive of any default interest, late charges, prepayment premiums or defeasance deposits) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each

Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

     (xv) All taxes and governmental assessments which would be a lien on the Property and that prior to the Cut-Off Date became due and owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

     (xvi) Except as indicated on Exhibit I-XVI attached hereto, all escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Borrower under the Loan Documents as of the date hereof have been deposited and all such escrows and deposits have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

     (xvii) Except as indicated on Exhibit I-XVII, as of the date of its origination, each related Mortgaged Property is insured by a fire and extended perils insurance policy in an amount not less than the lesser of (A) the outstanding principal balance of the Mortgage Loan and (B) the replacement cost of the related Mortgaged Property, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; with respect to each related Mortgaged Property, the Mortgagor is required to maintain, for Mortgage Loans greater than $1,000,000, business interruption insurance (or loss of rents insurance) and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured and to the Mortgagee of termination or cancellation, and except for as indicated on Exhibit I-XVII, no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain a fire and extended perils insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor;

     (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards or insurance proceeds, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan;

     (xix) (A) To the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (B) the Mortgage Loan Seller has not waived in writing any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note;

     (xx) No Monthly Payment on such Mortgage Loan has been more than 30 days delinquent from the later of one year prior to the Cut-off Date, the date of origination of such Mortgage Loan or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-off Date;

     (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or other law affecting the right of creditors generally and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose;

     (xxii) Except as indicated on Exhibit I-XXII attached hereto, one or more environmental site assessments were performed by an environmental consulting firm independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to related Mortgaged Property during the 18 month period preceding the closing of the Mortgage Loan and the Mortgage Loan Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessments referred to herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xxiii) Each related Mortgage, Mortgage Note or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, as applicable, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold or is encumbered in connection with subordinate financing (other than any existing subordinate debt);

     (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

     (xxv) As of the Cut-off Date the Mortgage Loan Schedule is true and correct in all material respects;

     (xxvi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

     (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (xxviii) None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses and/or except for immaterial encroachments off of the Mortgaged Property or where the same is covered by a title insurance endorsement or affirmative title insurance coverage), and no improvements on adjoining properties materially encroach upon such Mortgaged Property, or the requisite title insurance has been obtained with respect to the foregoing;

     (xxix) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning (including legal non-conforming uses), ordinances rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Mortgage Loan Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property;

     (xxx) Except as indicated on Exhibit I-XXX(A), With respect to the Mortgage Loans which as of the Cut-off Date have a principal balance of at least $15 million, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property (which may include multiple Mortgaged Properties owned by the same Borrower and securing only Mortgage Loans conveyed hereunder as listed on Exhibit I-XXX(B)) and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and such Mortgagor has covenanted under the Mortgage that it will maintain its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person;

     (xxxi) The Mortgage Loan complied, in all material respects, with all of the terms, conditions and requirements of the Mortgage Loan Seller's applicable underwriting standards in effect at the time of the origination or acquisition of such Mortgage Loan;

     (xxxii) The Mortgage Loan Seller has no knowledge nor has it received any notice that any Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

     (xxxiii) To the best of Mortgage Loan Seller's knowledge, as of the Closing Date, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges, prepayment premiums or defeasance deposits), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

     (xxxiv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

     (xxxv) The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area designated by the Federal Emergency Management Agency as Zone A or Zone V or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements;

     (xxxvi) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents (in accordance with applicable law) or allows the Mortgagee (in accordance with applicable law) to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee;

     (xxxvii) The Mortgage Note is not secured by any collateral that is not being transferred hereunder;

     (xxxviii) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

     (xxxix) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the Mortgage Loan, have been in all respects legal, proper and prudent in all material respects and have met customary industry standards;

     (xl) No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, except as indicated on Exhibit I-XL attached hereto, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage;

     (xli) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity;

     (xlii) Except as indicated on Exhibit I-XLII attached hereto as being subject to subordinate debt secured by a subordinate mortgage encumbering the related Mortgaged Property (the "Subordinate Debt Mortgage Loans"), as of the date of the Prospectus, to the Mortgage Loan Seller's knowledge, the Mortgagor has no indebtedness for borrowed money secured by a mortgage encumbering the Mortgaged Property other than the Mortgage Loan. Except as indicated in Exhibit I-XLII, with respect to the Subordinate Debt Mortgage Loans, the creditor (the "Subordinate Lender") under such secured indebtedness for borrowed money ("Other Debt") of the Mortgagor has entered into a subordination agreement with the Mortgage Loan Seller (or the Mortgage Loan originator) pursuant to which (A) the Subordinate Lender has agreed to fully subordinate the Other Debt to the Mortgage Loan (collectively, the "Senior Debt"), (B) the Subordinate Lender has agreed not to declare a default or exercise any remedies with respect to the Other Debt until the full, and (C) such subordination agreement is assignable to the Company and its successors and assigns and is being assigned hereunder and is part of the Mortgage File;

     (xliii) Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit I-XLIII and, as of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed the amount set forth in Exhibit I-XLIII attached hereto;

     (xliv) The Mortgage Loan has an interest rate of at least 6.91% per annum;

     (xlv) The Mortgage Loan is non-recourse to the related Mortgagor (or its principals) except for certain circumstances including fraud, misappropriation, material misrepresentation and other matters expressly set forth in the related Mortgage Loan documents;

     (xlvi) The Mortgage Loan Seller (or Mortgage Loan originator) has inspected or caused to be inspected each related Mortgage Property within twelve months of origination;

     (xlvii) Except as set forth in Schedule II, the Mortgage Loan is not secured in whole or in part by a ground lease; and

     (xlviii) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or Mortgaged Property that, if determined adversely to such Mortgagor, would materially and adversely affect the ability of the Mortgagor to pay principal, interest or any other amount due under such Mortgage Loan.

                                   SCHEDULE II

     For each Mortgage Loan identified on the Mortgage Loan Schedule as a ground lease, the Mortgage Loan Seller hereby represents and warrants:

     (A)(i) the Mortgage Loan is also secured by the related fee interest or
(ii) the ground lease represents a non-essential portion of the Mortgaged Property, and the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagor, or the Mortgagee if the Mortgagee acquires the related Mortgaged Property upon foreclosure, assignment-in-lieu of foreclosure or otherwise) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan, or

     (B) if the Mortgage Loan is secured by a Mortgage constituting a valid first lien on an unencumbered interest of the Borrower as lessee under a ground lease underlying the related Mortgaged Property, then the Mortgage Loan Seller represents and warrants the following:

     (i) The ground lease (which shall mean such ground lease, all amendments and modifications thereof and any related estoppels or agreements from ground lessor) or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

     (ii) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee, but remains uncured beyond the applicable cure period;

     (iii) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

     (iv) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the

Mortgage (including without limitation, the rights of any fee-mortgage, if any) other than the related ground lessor's related fee interest and any exceptions set forth in the related title insurance policy or opinion of title;

     (v) The ground lease is assignable to the Mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

     (vi) As of the date of origination of the Mortgage Loan, and to the Mortgage Loan Seller's knowledge as of the Cut-off Date, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

     (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The ground lease or ancillary agreement further provides that either no notice given is effective or no termination of the lease in connection therewith will be effective against the Mortgagee unless written notice of such default or a copy thereof has been given to the Mortgagee in a manner described in the ground lease or ancillary agreement;

     (viii) The Mortgagee is permitted a reasonable opportunity, which may be concurrent and coterminous with the Mortgagor's rights thereunder (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the Mortgagee is proceeding) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease;

     (ix) The ground lease does not impose any restrictions on subletting by the Mortgagee that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

     (x) The ground lease provides that any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or, in the case of condemnation, assigned to the mortgagee, or in the case of casualty to Tenants, to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

     (xi) Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the Mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

     (xii) Upon request, the ground lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease, including upon the rejection of the lease in bankruptcy; and

     (xiii) Except as set forth on Exhibit II-XIII attached hereto, the ground lease does not provide for an increase in rental payments.

                                  SCHEDULE III

     With respect to any Mortgage Loan that is secured in whole or in part by a Mortgaged Property which is operated as a residential health care facility (a "Facility"), if any:

     (i) Except as indicated on Exhibit III-I, attached hereto, all governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid Certificate of Need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses");

     (ii) The Licenses (a) may not be, and have not been, transferred to any location other than the Facility; (b) have not been pledged as collateral security for any other loan or indebtedness; and (c) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

     (iii) As of the Cut-off Date and to Mortgage Loan Seller's knowledge, without inquiry, as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                                EXHIBIT I-XI (A)

                                      None.

                                  EXHIBIT I-XII

                                      None.

                                  EXHIBIT I-XVI

                                      None.

                                 EXHIBIT I-XVII

Insurance cancellation/termination notices have been received for the following Mortgaged Properties:

     1. Control Number 453 - Canberra Apartments - notice of cancellation was received in February 1998 and indicating that the policy in effect from March 29, 1997 to March 29, 1998 would expire on March 29, 1998. However, it has been renewed for one year.

     2. Control Number 521 - Claridge Manor Apartments - on March 19, 1998 insurance agent advised us that the Notice of Cancellation or Nonrenewal was issued in error. All policy premiums are current and all policies are in effect.

                                 EXHIBIT I-XXII

Control Number 302 Stoneyfield Estates

The initial environmental assessment was performed 19 months prior to the closing of this Mortgage Loan.

                                  EXHIBIT I-XL

                                      None.

                                 EXHIBIT I-XLII

Control Number 435 Lanier Place is subject to a subordinate mortgage. Clause (A) in section (xlii) is true but clauses (B) and (C) in section (xlii) are not true with respect to this Mortgaged Property.

                                EXHIBIT II-XIII

                                     None.

                                EXHIBIT III-(i)

                                     None.

                                                           DFC MULTI PROP

EXHIBIT I-XXX
ONE BORROWER MULTIPLE PROPERTIES

CONTROL   LOAN           MORTGAGE                                                            CUT-OFF
 NUMBER  NUMBER         LOAN SELLER                  PROPERTY NAME                         LOAN AMOUNT              AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
  540    215349    Daiwa Finance Corp.       Aggregate Loan Level Info.                     1,263,319
 540A    215349A   Daiwa Finance Corp.       New Haven Apartments                             525,388           Cntrl #'s 540B,540C
 540B    215349B   Daiwa Finance Corp.       Westchester Apartments                           499,118           Cntrl #'s 540A,540C
 540C    215349C   Daiwa Finance Corp.       Willowdale Apartments                            238,813           Cntrl #'s 540A,540B

  362    215352    Daiwa Finance Corp.       Aggregate Loan Level Info.                       609,599
 362A    215352A   Daiwa Finance Corp.       Shadyedge Apartments                             135,467                  Cntrl # 362B
 362B    215352B   Daiwa Finance Corp.       Tudor Court Apartments                           474,133                  Cntrl # 362A

  418    215820    Daiwa Finance Corp.       Windsor Apartments                               422,567            Cntrl #'s 419, 420
  419    215821    Daiwa Finance Corp.       Willow Pointe Apartments                         661,194            Cntrl #'s 418, 420
  420    215822    Daiwa Finance Corp.       Southtown Apartments                             323,140            Cntrl #'s 418, 419

  466    217444    Daiwa Finance Corp.       Seligson Portfolio - 605 West Avenue           4,133,387            Cntrl #'s 467, 468
  467    217445    Daiwa Finance Corp.       Seligson Portfolio - 698 West Avenue           1,444,195            Cntrl #'s 466, 468

                                                              DFC AFFL

EXHIBIT I-XLIII
BORROWERS OR GROUPS OF AFFILIATED BORROWERS WITH MULTIPLE MORTGAGE LOANS

CONTROL   LOAN         MORTGAGE                                                 CUT-OFF
 NUMBER  NUMBER      LOAN SELLER               PROPERTY NAME                  LOAN AMOUNT
------------------------------------------------------------------------------------------
  543    217439   Daiwa Finance Corp.   Castille Court Apartments                482,836
  465    217440   Daiwa Finance Corp.   The Villages Apartment                   632,167
                                                                              ----------
 Total                                                                         1,115,004

  410    215590   Daiwa Finance Corp.   Vanowen Street Apartments                575,964
  411    215591   Daiwa Finance Corp.   Saticoy Street Apartments              1,097,312
  412    215592   Daiwa Finance Corp.   Bombay Apartments                        705,060
                                                                              ----------
 Total                                                                         2,378,336

  425    215827   Daiwa Finance Corp.   Stardust Apartments                      377,576
  515    9906     Daiwa Finance Corp.   Windsong Apartments                      398,831
                                                                              ----------
 Total                                                                           776,408

  495    2222     Daiwa Finance Corp.   Glenoaks Apartments                    1,064,675
  497    4444     Daiwa Finance Corp.   Village Meadows                          458,998
                                                                              ----------
 Total                                                                         1,523,673

  418    215820   Daiwa Finance Corp.   Windsor Apartments                       422,567
  419    215821   Daiwa Finance Corp.   Willow Pointe Apartments                 661,194
  420    215822   Daiwa Finance Corp.   Southtown Apartments                     323,140
                                                                              ----------
 Total                                                                         1,406,901

  403    215404   Daiwa Finance Corp.   Steele Street Apartments                 213,908
  404    215405   Daiwa Finance Corp.   Williams Street Apartments               248,650
                                                                              ----------
 Total                                                                           462,558

  307    1009     Daiwa Finance Corp.   Windrush Apartments                    3,719,057
  308    1010     Daiwa Finance Corp.   Woodbury Place Apartments              7,438,115
  316    1018     Daiwa Finance Corp.   Rockledge Apartments                   5,882,521
  317    1019     Daiwa Finance Corp.   Carmel Apartments                      1,495,556
                                                                              ----------
 Total                                                                        18,535,250

  320    1022     Daiwa Finance Corp.   Mill Village                           2,688,338
  321    1023     Daiwa Finance Corp.   Cedar Professional Building            1,458,570
  322    1024     Daiwa Finance Corp.   South Water Street                     2,588,588
  323    1025     Daiwa Finance Corp.   Wellesley Marketplace                  1,792,099
                                                                              ----------
 Total                                                                         8,527,594

  372    215363   Daiwa Finance Corp.   Courtyard Apartments                   1,101,562
  373    215364   Daiwa Finance Corp.   Century Heights Apartments               482,166
  374    215365   Daiwa Finance Corp.   Western Crest Apartments                 603,035
                                                                              ----------
 Total                                                                         2,186,763

  505    80120    Daiwa Finance Corp.   Ramsey Apartments                        844,531
  506    80121    Daiwa Finance Corp.   Glendale Apartments                      844,531
  507    80122    Daiwa Finance Corp.   Burton Gardens Apartments              1,142,601
                                                                              ----------
 Total                                                                         2,831,663

  319    1021     Daiwa Finance Corp.   Days Inn Busch Gardens                 3,930,805
  330    1032     Daiwa Finance Corp.   Days Inn - Fort Lauderdale             2,736,636
                                                                              ----------
 Total                                                                         6,667,441

  346    215325   Daiwa Finance Corp.   Le Chateau Apartments                    464,137
  354    215340   Daiwa Finance Corp.   Woodland View Apartments                 870,369
  371    215359   Daiwa Finance Corp.   Chestnut Hill Apartments                 525,411
  381    215374   Daiwa Finance Corp.   Regal Oaks Apartments                    386,353
                                                                              ----------
 Total                                                                         2,246,270

  395    215395   Daiwa Finance Corp.   Silver Club Apartments                   493,443
  396    215396   Daiwa Finance Corp.   Beechnut Palms Apartments                986,885
                                                                              ----------
 Total                                                                         1,480,328

  499    6666     Daiwa Finance Corp.   Tahiti Village Apartments              1,496,770
  518    9909     Daiwa Finance Corp.   Parkwood Apartments                    1,123,692
  526    9917     Daiwa Finance Corp.   Tropic Isle Apartments                   898,608
  527    9918     Daiwa Finance Corp.   Leisure Isle Apartments                1,021,418
  528    9919     Daiwa Finance Corp.   Laurel Apartments                        299,536
  529    9920     Daiwa Finance Corp.   La Mesa Apartments                       522,191
  530    9921     Daiwa Finance Corp.   Villa Fontana Apartments               1,198,144
  531    9922     Daiwa Finance Corp.   Park Lane Apartments                   1,048,376
                                                                              ----------
 Total                                                                         7,608,736

  386    215383   Daiwa Finance Corp.   Burlington Townhomes                     347,194
  388    215387   Daiwa Finance Corp.   Abbey Arms Apartments                    488,428
  428    215883   Daiwa Finance Corp.   Shea Terrace Apartments                  187,655
                                                                              ----------
 Total                                                                         1,023,277



CONTROL
 NUMBER            LIST CNTRL# OF AFFILIATED LOANS              AFFILIATES
--------------------------------------------------------------------------
  543                                        Cntrl # 465 Briggs
  465                                        Cntrl # 543 Briggs

 Total

  410                                 Cntrl #'s 411, 412 Cooperman
  411                                 Cntrl #'s 410, 412 Cooperman
  412                                 Cntrl #'s 410, 411 Cooperman

 Total

  425                                        Cntrl # 515 Criswell
  515                                        Cntrl # 425 Criswell
 Total

  495                                        Cntrl # 497 Danny Thomas
  497                                        Cntrl # 495 Danny Thomas

 Total

  418                                 Cntrl #'s 419, 420 Dayringer
  419                                 Cntrl #'s 418, 420 Dayringer
  420                                 Cntrl #'s 418, 419 Dayringer

 Total

  403                                        Cntrl # 404 Elaine Cunningham
  404                                        Cntrl # 403 Elaine Cunningham
 Total

  307                            Cntrl #'s 308, 316, 317 Flanagan
  308                            Cntrl #'s 307, 316, 317 Flanagan
  316                            Cntrl #'s 307, 308, 317 Flanagan
  317                            Cntrl #'s 307, 308, 316 Flanagan

 Total

  320                            Cntrl #'s 321, 322, 323 Goldberg
  321                            Cntrl #'s 320, 322, 323 Goldberg
  322                            Cntrl #'s 320, 321, 323 Goldberg
  323                             Cntrl #'s 320,321, 322 Goldberg
 Total

  372                                 Cntrl #'s 373, 374 Hurt
  373                                 Cntrl #'s 372, 374 Hurt
  374                                 Cntrl #'s 372, 373 Hurt

 Total

  505                                 Cntrl #'s 506, 507 Johnson
  506                                 Cntrl #'s 505, 507 Johnson
  507                                 Cntrl #'s 505, 506 Johnson

 Total

  319                                        Cntrl # 330 Mednick
  330                                        Cntrl # 319 Mednick
 Total

  346                            Cntrl #'s 354, 371, 381 Miles
  354                            Cntrl #'s 346, 371, 381 Miles
  371                            Cntrl #'s 346, 354, 381 Miles
  381                            Cntrl #'s 346, 354, 371 Miles

 Total

  395                                        Cntrl # 396 Nguyen
  396                                        Cntrl # 395 Nguyen

 Total

  499         Cntrl #'s 518, 526, 527, 528, 529, 530, 531 Nijjar
  518         Cntrl #'s 499, 526, 527, 528, 529, 530, 531 Nijjar
  526         Cntrl #'s 499, 518, 527, 528, 529, 530, 531 Nijjar
  527         Cntrl #'s 499, 518, 526, 528, 529, 530, 531 Nijjar
  528         Cntrl #'s 499, 518, 526, 527, 529, 530, 531 Nijjar
  529         Cntrl #'s 499, 518, 526, 527, 528, 530, 531 Nijjar
  530         Cntrl #'s 499, 518, 526, 527, 528, 529, 531 Nijjar
  531         Cntrl #'s 499, 518, 526, 527, 528, 529, 530 Nijjar

 Total

  386                                 Cntrl #'s 388, 428 Nusbaum
  388                                 Cntrl #'s 386, 428 Nusbaum
  428                                 Cntrl #'s 388, 386 Nusbaum

 Total

                                                              DFC AFFL

EXHIBIT I-XLIII
BORROWERS OR GROUPS OF AFFILIATED BORROWERS WITH MULTIPLE MORTGAGE LOANS

CONTROL   LOAN         MORTGAGE                                                 CUT-OFF
 NUMBER  NUMBER      LOAN SELLER               PROPERTY NAME                  LOAN AMOUNT
-----------------------------------------------------------------------------------------
  304    1005     Daiwa Finance Corp.   Northgate Distribution Center          4,678,099
  337    1038     Daiwa Finance Corp.   Corporate Center at Beaumeade          6,982,306
  510    9901     Daiwa Finance Corp.   Corporate Point Office Building        4,010,310
                                                                              ----------
 Total                                                                        15,670,715

  384    215380   Daiwa Finance Corp.   Darling Street Apartments              1,268,746
  438    215893   Daiwa Finance Corp.   37 Wales Street                          411,771
  440    215896   Daiwa Finance Corp.   Dorchester Apartments                    775,220
                                                                              ----------
 Total                                                                         2,455,737

  466    217444   Daiwa Finance Corp.   Seligson Portfolio - 605 West Avenue   4,133,387
  467    217445   Daiwa Finance Corp.   Seligson Portfolio - 698 West Avenue   1,444,195
  468    217446   Daiwa Finance Corp.   Seligson Portfolio - 17 Butler Street  5,577,583
                                                                              ----------
 Total                                                                        11,155,165

  310    1012     Daiwa Finance Corp.   Ramada Inn Foothills                   3,777,705
  311    1013     Daiwa Finance Corp.   Days Inn Coliseum                      4,672,425
                                                                              ----------
 Total                                                                         8,450,130

  444    215900   Daiwa Finance Corp.   Shadow Oaks Apartments                   293,744
  445    215901   Daiwa Finance Corp.   Kimberly Oaks Apartments                 331,455
                                                                              ----------
 Total                                                                           625,199

  365    215353   Daiwa Finance Corp.   Crotona Avenue                           707,234
  366    215354   Daiwa Finance Corp.   1020 & 1030 Boynton Avenue             1,433,583
                                                                              ----------
 Total                                                                         2,140,817

  447    215906   Daiwa Finance Corp.   Mansard Place Apartments               1,786,541
  448    215907   Daiwa Finance Corp.   Broadway Park Apartments               2,173,625
                                                                              ----------
 Total                                                                         3,960,167



CONTROL
 NUMBER             LIST CNTRL# OF AFFILIATED LOANS              AFFILIATES
---------------------------------------------------------------------------
  304                                  Cntrl #'s 337, 510 Paulsen
  337                                  Cntrl #'s 304, 510 Paulsen
  510                                  Cntrl #'s 304, 337 Paulsen

 Total

  384                                  Cntrl #'s 438, 440 Raimondi
  438                                  Cntrl #'s 384, 440 Raimondi
  440                                  Cntrl #'s 384, 438 Raimondi
 Total

  466                                  Cntrl #'s 467, 468 Seligson
  467                                  Cntrl #'s 466, 468 Seligson
  468                                  Cntrl #'s 466, 467 Seligson

 Total

  310                                         Cntrl # 311 Shoecraft
  311                                         Cntrl # 310 Shoecraft
 Total

  444                                         Cntrl # 445 Stancliff
  445                                         Cntrl # 444 Stancliff

 Total

  365                                         Cntrl # 366 Tobacco
  366                                         Cntrl # 365 Tobacco

 Total

  447                                         Cntrl # 448 Wolverine
  448                                         Cntrl # 447 Wolverine

 Total


                                                           DFC def Loans

EXHIBIT I-VI
DEFEASANCE LOANS


CONTROL     LOAN           MORTGAGE                                                                                       CUT-OFF
 NUMBER    NUMBER         LOAN SELLER                                 PROPERTY NAME                                     LOAN AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  300      1001       Daiwa Finance Corp.           Spring Branch Estates Apartments                                     2,048,229
  301      1002       Daiwa Finance Corp.           Holiday Inn Cortland                                                 2,646,054
  302      1003       Daiwa Finance Corp.           Stoney Fields Estates                                                1,599,660
  303      1004       Daiwa Finance Corp.           Waters Edge Apartments                                               4,664,962
  304      1005       Daiwa Finance Corp.           Northgate Distribution Center                                        4,678,099
  305      1006       Daiwa Finance Corp.           Ebbets Field Apartments                                             17,638,089
  306      1008       Daiwa Finance Corp.           The Grand Hotel                                                      8,440,020
  307      1009       Daiwa Finance Corp.           Windrush Apartments                                                  3,719,057
  308      1010       Daiwa Finance Corp.           Woodbury Place Apartments                                            7,438,115
  309      1011       Daiwa Finance Corp.           Promenade Shopping Center - Palm Beach Gardens                      15,240,669
  310      1012       Daiwa Finance Corp.           Ramada Inn Foothills                                                 3,777,705
  311      1013       Daiwa Finance Corp.           Days Inn Coliseum                                                    4,672,425
  312      1014       Daiwa Finance Corp.           Ramada Inn - Bordentown                                              3,594,409
  313      1015       Daiwa Finance Corp.           Comfort Inn - Maingate                                               7,158,866
  316      1018       Daiwa Finance Corp.           Rockledge Apartments                                                 5,882,521
  317      1019       Daiwa Finance Corp.           Carmel Apartments                                                    1,495,556
  318      1020       Daiwa Finance Corp.           Napa Town Center                                                     6,470,704
  320      1022       Daiwa Finance Corp.           Mill Village                                                         2,688,338
  321      1023       Daiwa Finance Corp.           Cedar Professional Building                                          1,458,570
  322      1024       Daiwa Finance Corp.           South Water Street                                                   2,588,588
  323      1025       Daiwa Finance Corp.           Wellesley Marketplace                                                1,792,099
  328      1030       Daiwa Finance Corp.           The Majestic Hotel                                                   5,684,840
  331      1033       Daiwa Finance Corp.           Timmons Place & Timmons Square                                       3,188,784
  333      1035       Daiwa Finance Corp.           Palm Glen Shopping Center                                            9,483,916
  334      1036       Daiwa Finance Corp.           Fairway Shopping Center                                                947,804
  337      1038       Daiwa Finance Corp.           Corporate Center at Beaumeade                                        6,982,306
  338      1039       Daiwa Finance Corp.           The Village Mall Shopping Center                                     2,145,621
  340      1041       Daiwa Finance Corp.           First Hill Medical Building                                         15,838,528
  341      1042       Daiwa Finance Corp.           Promenade Shopping Center - Highlands Ranch, Colorado                7,687,935
  536      1044       Daiwa Finance Corp.           Fort Williams Square Shopping Center                                 2,246,537
  466      217444     Daiwa Finance Corp.           Seligson Portfolio - 605 West Avenue                                 4,133,387
  467      217445     Daiwa Finance Corp.           Seligson Portfolio - 698 West Avenue                                 1,444,195
  468      217446     Daiwa Finance Corp.           Seligson Portfolio - 17 Butler Street                                5,577,583
  510      9901       Daiwa Finance Corp.           Corporate Point Office Building                                      4,010,310
  511      9902       Daiwa Finance Corp.           Great Western Bank Building                                          3,191,482
  537      9925       Daiwa Finance Corp.           Ramada Inn - Katy                                                    1,594,600

                                     Page 1